UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026

Deep Fission, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56407	87-4265302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Addison St., Suite 300 Berkeley, California (Address of Principal Executive Offices)	94704 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (707) 400-0778

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FISN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2026, at the 2026 annual meeting of stockholders (the “Annual Meeting”) of Deep Fission, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Deep Fission, Inc. 2025 Equity Incentive Plan (the “2025 Equity Plan”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 5,000,000 shares.

The foregoing description of the amendment to the 2025 Equity Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2025 Equity Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the matters set forth below.

Proposal 1: The following nominees were elected to serve as Class I directors until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified. The votes were as follows:

	For	Withheld	Broker Non-Votes
Leslie Goldman Tepper	35,294,762	457,363	—
Blake E. Janover	35,346,726	405,399	—

Proposal 2: The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified. The votes were as follows:

For	Against	Abstain
30,680,096	—	5,072,029

Proposal 3: The amendment to the 2025 Equity Plan to increase the number of authorized shares of common stock available for issuance thereunder by 5,000,000 shares was approved. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
30,648,430	423,732	4,679,963	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1+	Deep Fission, Inc. 2025 Equity Incentive Plan, as amended
104	Cover page Interactive data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP FISSION, INC.

Date: July 17, 2026	/s/ Jon Gordon
Jon Gordon
General Counsel & Secretary